UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06576

DWS Advisor Funds III

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Annual Report
to Shareholders

DWS Lifecycle Long Range Fund

(formerly Scudder Lifecycle Long Range Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund were each feeder funds investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the DWS Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	9.19%	12.51%	5.09%	8.46%
Investment Class	8.77%	11.98%	4.63%	8.00%
S&P 500 Index+	11.73%	17.22%	3.97%	8.95%
Citigroup Broad Investment Grade Bond Index++	2.40%	3.03%	5.15%	6.31%
Asset Allocation Index — Long Range+++	7.63%	10.65%	4.52%	7.85%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 3/31/06	$ 11.30	$ 11.74
3/31/05	$ 10.62	$ 11.04
Distribution Information: Twelve Months: Income Dividends as of 3/31/06	$ .24	$ .31
Institutional Class Lipper Rankings — Flexible Portfolio Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	261	of	382	69
3-Year	177	of	259	68
5-Year	100	of	210	48
10-Year	25	of	88	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,091,900	$1,424,100	$1,281,700	$2,252,500
	Average annual total return	9.19%	12.51%	5.09%	8.46%
S&P 500 Index+	Growth of $1,000,000	$1,117,300	$1,610,700	$1,214,800	$2,357,400
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,024,000	$1,093,800	$1,285,500	$1,843,300
	Average annual total return	2.40%	3.03%	5.15%	6.31%
Asset Allocation Index — Long Range+++	Growth of $1,000,000	$1,076,300	$1,354,700	$1,247,200	$2,129,800
	Average annual total return	7.63%	10.65%	4.52%	7.85%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] DWS Lifecycle Long Range Fund — Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,877	$14,043	$12,538	$21,587
	Average annual total return	8.77%	11.98%	4.63%	8.00%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,240	$10,938	$12,855	$18,433
	Average annual total return	2.40%	3.03%	5.15%	6.31%
Asset Allocation Index — Long Range+++	Growth of $10,000	$10,763	$13,547	$12,472	$21,298
	Average annual total return	7.63%	10.65%	4.52%	7.85%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

+++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Investment Class	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,040.50	$ 1,042.60
Expenses Paid per $1,000*	$ 5.09	$ 2.80
Hypothetical 5% Fund Return	Investment Class	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,019.95	$ 1,022.19
Expenses Paid per $1,000*	$ 5.04	$ 2.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class
DWS Lifecycle Long Range Fund	1.00%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Effective December 2, 2005, Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is a subadvisor for the fund. With respect to the core bond and active fixed income portions of the fund only, AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. As of March 31, 2006, AAMI had assets under management of $129 billion.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is a subadvisor for the fund. As of March 31, 2006, NTI and its affiliates had assets under custody of $3.1 trillion, and assets under investment management of $653 billion. With respect to only the passive equity portion of the fund, a group of investment professionals at NTI makes the investment decisions, buys and sells securities, and conducts the research that leads to the purchase and sale decisions.

Portfolio Management Team

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the passive equity, core bond and active fixed income portions of the fund.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior portfolio manager for Quantitative strategies: New York.

BA and MBA from University of Miami.

Joined the fund in 2005.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 after 13 years of experience in fixed income trading at J.P. Morgan.

Senior portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

BS, University of Pennsylvania — The Wharton School.

Joined the fund in 2000.

The following portfolio managers are responsible for the day-to-day management of the core bond and active fixed income portion of the fund.

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

The following portfolio manager is responsible for the day-to-day management of the passive equity portion of the fund.

Robert H. Bergson, CFA

Senior Vice President of NTI.

Joined NTI in 1997 and during the past five years has managed various equity portfolios.

Managed the fund since April 2004.

BA from Carnegie-Mellon University; MS from Massachusetts Institute of Technology.

In the following interview, Portfolio Managers Thomas Picciochi and Robert Wang address the economy, markets, portfolio management strategy and resulting performance of DWS Lifecycle Long Range Fund for the 12 months ended March 31, 2006.

Q: How would you describe global, economic and political conditions and their effect on the markets over the last year?

A: The US economy continued to expand at a healthy pace over the last 12 months. Although the unusually rapid pace of growth in the first quarter of 2006 is likely transitory, in that it reflects payback for weakness in the fourth quarter and a mild winter, the underlying pace remains slightly above the long-term trend, as it has been for the past three years.

Both consumers and businesses contributed to economic growth. Even with higher interest rates and rising energy prices, consumers have continued to buy goods and services, benefiting in part from increased household wealth. Healthy corporate finances, strong productivity and favorable relative prices for capital goods provide a positive backdrop for business investment. In this economic environment, corporations have reported strong profit growth, based on increased revenue and improving margins.

Labor markets continue to firm, with employment rising faster than trend growth in the labor force, reducing unemployment and supporting consumer income and confidence, but without creating major pressure on wage rates. Business investment in plants and equipment continues to expand briskly. Although consumer spending seems likely to moderate after a surge in the first quarter, the underlying trend remains solid. As mortgage rates creep up, housing activity shows signs of cresting, but without strong evidence of cooling prices.

The US equity market has been fairly strong, although market sentiment has tended to reflect a struggle between positive and negative influences. While economic trends and corporate earnings reports were generally positive, there has been concern that continued tightening by the Federal Reserve would result in a slowdown in economic growth. The Fed has been raising short-term interest rates steadily since June 2004, and long-term rates are finally beginning to respond to the tightening, creating a more normal yield curve.1

Most international markets have performed better than the United States, and emerging markets were particularly strong. In the United States, small-cap stocks were stronger than large-cap issues, and growth-oriented stocks outperformed value stocks in both large-cap and small-cap categories.

The US dollar performed well vs. the euro, as the interest rate differential between the United States and Europe widened. The US dollar weakened vs. the Canadian dollar as prices of energy and basic commodities continue to rise.2

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

2 The Canadian and Australian dollars are referred to as commodity currencies because both countries' currencies are generally supported in periods of rising commodity prices given that these countries are large producers and exporters of raw materials.

Q: What is the current outlook for US and world economies and markets?

A: With slack in the economy greatly diminished by three years of above-trend growth, inflation may become more of a problem unless aggregate demand moderates to a pace more in line with the economy's long-term potential. We believe that the necessary moderation is likely to emerge, perhaps by the second half of 2006 or in 2007. The cumulative effect of the Fed's rate increases should begin to have the intended impact on inflation and economic growth, especially now that real long-term interest rates have begun to increase. Appreciation in housing prices is likely to slow, moderating overall economic activity.

While we believe the rate of economic growth will slow from the torrid pace of the first quarter, we do not anticipate significant weakness. Although financial conditions have tightened, they are not restrictive.

Rising long-term rates make it seem more likely that the Fed will end its series of rate increases in the near future, and that should be positive for equity markets. The Fed's decisions will be influenced by reports over the next few months on the pace of economic activity, rates of resource utilization and inflation.

For some time we have expected long-term interest rates to increase as the US economy proved resilient, the Fed continued to raise rates and the global economy firmed. Now that long-term rates have begun to rise, pushing bond prices down, we believe the increase in interest rates from this point will be limited, held in check by tame inflation and the moderation in economic activity we anticipate.

Q: How is DWS Lifecycle Long Range Fund managed?

A: We invest the fund in a mix of US and foreign bonds and short-term investments. The fund has a target percentage of each of the three principal asset classes: equity, fixed-income and short-term instruments. The investment in each asset class fluctuates depending on our perception of the opportunities and risks associated with each class at a given time. We regularly use derivatives to increase or decrease exposure to the various asset classes.3 We also take positions in foreign currencies to enhance returns and to hedge risks.

3 A derivative is a financial arrangement that derives its value from a traditional security (such as a stock or bond), asset or index.

We employ a Global Asset Allocation (GAA) overlay, which offers a means to capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to adjust exposure to the different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the fund, which are normally maintained at the percentages specific to the fund.4

4 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

5 The Citigroup Broad Investment Grade Bond Index covers an all-inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

6 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Here's another way of thinking about GAA: It represents the view of Deutsche Asset Management investment teams around the world regarding currencies, equities and bonds. These views are combined to provide a "house view" that is risk-adjusted for the specific needs of these portfolios. This view is then executed through futures and currency forwards in the fund.

We also incorporate into our equity asset management a strategy that seeks to keep pace with a given benchmark index by investing in a similar portfolio of stocks. This strategy aims to achieve total returns of one-quarter to one-half of 1% above the index — in this case the S&P 500 Index — on an annual basis.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade Bond Index.5

Q: How did the fund perform during the period?

A: In evaluating performance, we look at the fund's absolute returns and its return relative to several benchmarks. The primary benchmark is the Standard & Poor's 500 Index.6 A secondary benchmark is the Citigroup Broad Investment Grade Bond Index. Since the fund holds securities in three major asset classes — stocks, bonds and short-term securities — we have created an asset allocation benchmark. The asset allocation benchmark is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-Bill Index), weighted by their corresponding proportion of the fund's neutral position to produce the aggregate benchmark.7

We also compare returns with those of a peer group of funds that allocate assets among several asset classes, the Lipper Flexible Portfolio Funds category.8

7 The Merrill Lynch 3-month T-bill index is an index of US Treasury securities with maturities of three months or less constructed by Merrill Lynch & Co. It is frequently used as a measure of short-term returns on cash investments.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

8 The Lipper Flexible Portfolio Funds category is a group of mutual funds that invest in several different asset classes, changing allocation to asset classes. It is not possible to invest directly into a Lipper category.

The total return of the Standard & Poor's 500 Index for the 12-month period ended March 2006 was 11.73%. The total return of the Citigroup Broad Investment Grade Bond Index was 2.40%. The Merrill Lynch 3-Month T-Bill Index had a return of 3.47%.

For the 12 months ended March 2006, DWS Lifecycle Long Range Fund had a return of 9.19% (Institutional Class), compared with 7.63% for its asset allocation benchmark. (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.) The asset allocation benchmark is a blend of 55% S&P 500 Index, 35% Citigroup Broad Investment Grade Bond Index, 10% Merrill Lynch 3-month T-bill index. The fund finished below the average 11.66% return of its Lipper Peer group. When stock prices are rising, this fund tends to underperform its peer group because many of the funds in the peer group are permitted to allocate a higher percentage of assets to equities. However, the bond allocation in this fund can contribute to stability of returns over time.

Q: What were the main factors that affected the fund's performance?

A: An overweight in equities relative to the target throughout the period, balanced by a corresponding underweight in bonds, was positive for the fund's performance, since equity returns were higher than bond returns.9 Also positive was representation in foreign equities, particularly European stocks, throughout the year, since most of these markets had higher returns than the US market.

9 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the fixed-income portion of the portfolio, we increased exposure to foreign bonds during the last half of the year. Early in the period, we took a large short position in US dollars. As interest rates in the United States increased and the dollar gained strength, we decreased this short position, and that was positive for performance. We took long positions in the Canadian and Australian dollars as a way of taking advantage of rising commodity prices, and this stance also contributed to performance. Because both countries are large producers and exporters of raw materials, their currencies are generally supported in periods of rising commodity prices.

Q: Do you have other comments for shareholders?

A: The positioning of this fund has remained fairly constant over the past year, with an equity position above the benchmark because we believe that stocks offer good value.

While the current environment certainly involves risks, including a slowing in the US economy and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength. During times of uncertainty with regard to geopolitical risks, economic growth and inflation, this fund, with its investments in multiple asset classes, can be a good investment because of its relatively low volatility and good risk-adjusted returns.

For investors, a disciplined asset allocation fund such as Lifecycle offers the potential to take advantage of a wide range of investment opportunities with a moderate degree of risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	3/31/05

Common Stocks	57%	56%
Bonds	36%	35%
Cash Equivalents	7%	9%
	100%	100%
Five Largest Equity Holdings at March 31, 2006 (6.5% of Net Assets)
1. General Electric Co. Industrial conglomerate	1.7%
2. ExxonMobil Corp. Explorer and producer of oil and gas	1.7%
3. Citigroup, Inc. Provider of diversified financial services	1.1%
4. Microsoft Corp. Developer of computer software	1.0%
5. Bank of America Corp. Provider of commercial banking services	1.0%
Five Largest Fixed Income Long-Term Securities at March 31, 2006 (5.0% of Net Assets)
1. US Treasury Note 4.5%, 11/15/2010	2.0%
2. US Treasury Bond 6.0%, 2/15/2026	1.4%
3. Wells Fargo Mortgage Backed Securities Trust "2A5", Series 2006-AR2, 5.095%, 3/25/2006	0.6%
4. Federal Home Loan Mortgage Corp. "JD", Series 2778, 5.00%, 12/15/2032	0.5%
5. US Treasury Bond 7.25%, 5/15/2016	0.5%

Asset allocation and Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006

	Shares	Value ($)

Common Stocks 54.9%
Consumer Discretionary 5.7%
Auto Components 0.1%
Cooper Tire & Rubber Co.	2,200	31,548
Goodyear Tire & Rubber Co.*	24,300	351,864
Johnson Controls, Inc.	6,900	523,917
		907,329
Automobiles 0.2%
Ford Motor Co.	97,700	777,692
General Motors Corp.	20,200	429,856
		1,207,548
Diversified Consumer Services 0.0%
Apollo Group, Inc. "A"*	5,000	262,550
Hotels Restaurants & Leisure 0.9%
Carnival Corp.	15,500	734,235
Darden Restaurants, Inc.	4,700	192,841
Harrah's Entertainment, Inc.	6,600	514,536
Hilton Hotels Corp.	11,800	300,428
International Game Technology	12,100	426,162
Marriott International, Inc. "A"	5,800	397,880
McDonald's Corp.	44,900	1,542,764
Starbucks Corp.*	36,400	1,370,096
Starwood Hotels & Resorts Worldwide, Inc.	7,700	521,521
Wendy's International, Inc.	4,000	248,240
YUM! Brands, Inc.	9,800	478,828
		6,727,531
Household Durables 0.4%
Black & Decker Corp.	2,800	243,292
Centex Corp.	4,400	272,756
Fortune Brands, Inc.	5,200	419,276
Harman International Industries, Inc.	2,400	266,712
KB Home	2,700	175,446
Leggett & Platt, Inc.	6,600	160,842
Lennar Corp. "A"	5,000	301,900
Maytag Corp.	2,800	59,724
Newell Rubbermaid, Inc.	9,800	246,862
Pulte Homes, Inc.	7,600	291,992
Snap-on, Inc.	2,100	80,052
The Stanley Works	2,600	131,716
Whirlpool Corp.	2,400	219,528
		2,870,098
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	20,500	748,455
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,400	132,124
Eastman Kodak Co.	10,300	292,932
Hasbro, Inc.	6,300	132,930
Mattel, Inc.	32,500	589,225
		1,147,211
Media 1.8%
CBS Corp. "B"	27,650	663,047
Clear Channel Communications, Inc.	18,500	536,685
Comcast Corp. "A"*	76,400	1,998,624
Dow Jones & Co., Inc.	2,100	82,530
E.W. Scripps Co. "A"	3,100	138,601
Gannett Co., Inc.	8,500	509,320
Interpublic Group of Companies, Inc.*	15,300	146,268
Knight Ridder, Inc.	2,400	151,704
McGraw-Hill Companies, Inc.	13,100	754,822
Meredith Corp.	1,500	83,685
New York Times Co. "A"	5,200	131,612
News Corp. "A"	85,700	1,423,477
Omnicom Group, Inc.	6,300	524,475
Time Warner, Inc.	160,900	2,701,511
Tribune Co.	9,300	255,192
Univision Communications, Inc. "A"*	8,000	275,760
Viacom, Inc. "B"*	27,550	1,068,940
Walt Disney Co.	68,800	1,918,832
		13,365,085
Multiline Retail 0.6%
Big Lots, Inc.*	4,000	55,840
Dillard's, Inc. "A"	2,200	57,288
Dollar General Corp.	11,300	199,671
Family Dollar Stores, Inc.	5,500	146,300
Federated Department Stores, Inc.	9,700	708,100
Kohl's Corp.*	17,200	911,772
Nordstrom, Inc.	7,800	305,604
Sears Holdings Corp.*	4,817	637,000
Target Corp.	31,400	1,633,114
		4,654,689
Specialty Retail 1.3%
AutoNation, Inc.*	6,500	140,075
AutoZone, Inc.*	4,500	448,605
Bed Bath & Beyond, Inc.*	10,000	384,000
Best Buy Co., Inc.	14,500	810,985
Circuit City Stores, Inc.	5,500	134,640
Home Depot, Inc.	75,800	3,206,340
Lowe's Companies, Inc.	27,900	1,797,876
Office Depot, Inc.*	10,500	391,020
OfficeMax, Inc.	2,500	75,425
RadioShack Corp.	17,600	338,624
Staples, Inc.	26,000	663,520
The Gap, Inc.	20,500	382,940
The Sherwin-Williams Co.	4,000	197,760
Tiffany & Co.	5,100	191,454
TJX Companies, Inc.	16,500	409,530
		9,572,794
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	20,900	722,722
Jones Apparel Group, Inc.	4,000	141,480
Liz Claiborne, Inc.	3,800	155,762
NIKE, Inc. "B"	6,800	578,680
VF Corp.	3,100	176,421
		1,775,065
Consumer Staples 5.0%
Beverages 1.1%
Anheuser-Busch Companies, Inc.	27,800	1,189,006
Brown-Forman Corp. "B"	2,900	223,213
Coca-Cola Co.	73,600	3,081,632
Coca-Cola Enterprises, Inc.	10,900	221,706
Constellation Brands, Inc. "A"*	7,000	175,350
Molson Coors Brewing Co. "B"	2,000	137,240
Pepsi Bottling Group, Inc.	4,900	148,911
PepsiCo, Inc.	59,100	3,415,389
		8,592,447
Food & Staples Retailing 1.2%
Albertsons, Inc.	13,300	341,411
Costco Wholesale Corp.	16,900	915,304
CVS Corp.	29,200	872,204
Kroger Co.*	25,900	527,324
Safeway, Inc.	16,000	401,920
Sysco Corp.	2,700	86,535
Wal-Mart Stores, Inc.	89,200	4,213,808
Walgreen Co.	36,100	1,556,993
Whole Foods Market, Inc.	5,000	332,200
		9,247,699
Food Products 0.5%
Archer-Daniels-Midland Co.	23,400	787,410
Campbell Soup Co.	6,600	213,840
ConAgra Foods, Inc.	18,600	399,156
General Mills, Inc.	12,700	643,636
H.J. Heinz Co.	11,900	451,367
Sara Lee Corp.	27,100	484,548
The Hershey Co.	6,400	334,336
Tyson Foods, Inc. "A"	9,100	125,034
William Wrigley Jr. Co.	6,300	403,200
		3,842,527
Household Products 1.2%
Clorox Co.	5,400	323,190
Colgate-Palmolive Co.	18,400	1,050,640
Kimberly-Clark Corp.	16,500	953,700
Procter & Gamble Co.	117,437	6,766,720
		9,094,250
Personal Products 0.2%
Alberto-Culver Co.	2,700	119,421
Avon Products, Inc.	16,100	501,837
Estee Lauder Companies, Inc. "A"	11,000	409,200
		1,030,458
Tobacco 0.8%
Altria Group, Inc.	74,500	5,279,070
Reynolds American, Inc.	3,100	327,050
UST, Inc.	5,900	245,440
		5,851,560
Energy 5.4%
Energy Equipment & Services 1.2%
Baker Hughes, Inc.	12,200	834,480
BJ Services Co.	11,600	401,360
Halliburton Co.	9,700	708,294
Nabors Industries Ltd.*	9,300	665,694
National-Oilwell Varco, Inc.*	10,300	660,436
Noble Corp.	4,900	397,390
Rowan Companies, Inc.	9,800	430,808
Schlumberger Ltd.	21,100	2,670,627
Transocean, Inc.*	14,800	1,188,440
Weatherford International Ltd.*	18,300	837,225
		8,794,754
Oil, Gas & Consumable Fuels 4.2%
Anadarko Petroleum Corp.	8,200	828,282
Apache Corp.	11,800	773,018
Burlington Resources, Inc.	13,600	1,249,976
Chesapeake Energy Corp.	13,300	417,753
Chevron Corp.	79,440	4,605,137
ConocoPhillips	49,200	3,106,980
Devon Energy Corp.	15,800	966,486
El Paso Corp.	23,500	283,175
EOG Resources, Inc.	12,100	871,200
ExxonMobil Corp.	207,800	12,646,708
Kerr-McGee Corp.	4,113	392,709
Kinder Morgan, Inc.	3,800	349,562
Marathon Oil Corp.	16,300	1,241,571
Murphy Oil Corp.	5,900	293,938
Occidental Petroleum Corp.	15,300	1,417,545
Sunoco, Inc.	4,700	364,579
Valero Energy Corp.	22,200	1,327,116
Williams Companies, Inc.	21,200	453,468
XTO Energy, Inc.	13,000	566,410
		32,155,613
Financials 11.3%
Banks 3.4%
AmSouth Bancorp.	12,300	332,715
Bank of America Corp.	165,852	7,552,900
BB&T Corp.	19,100	748,720
Comerica, Inc.	5,800	336,226
Compass Bancshares, Inc.	4,500	227,745
Fifth Third Bancorp.	19,900	783,264
First Horizon National Corp.	4,500	187,425
Golden West Financial Corp.	9,100	617,890
Huntington Bancshares, Inc.	8,900	214,757
KeyCorp.	14,400	529,920
M&T Bank Corp.	2,900	331,006
Marshall & Ilsley Corp.	7,500	326,850
National City Corp.	19,500	680,550
North Fork Bancorp., Inc.	16,900	487,396
PNC Financial Services Group, Inc.	10,400	700,024
Regions Financial Corp.	16,300	573,271
Sovereign Bancorp, Inc.	12,800	280,448
SunTrust Banks, Inc.	13,300	967,708
Synovus Financial Corp.	11,200	303,408
US Bancorp.	64,400	1,964,200
Wachovia Corp.	58,000	3,250,900
Wells Fargo & Co.	59,800	3,819,426
Zions Bancorp.	3,700	306,101
		25,522,850
Capital Markets 1.9%
Ameriprise Financial, Inc.	8,960	403,738
Bank of New York Co., Inc.	27,500	991,100
Bear Stearns Companies, Inc.	4,300	596,410
Charles Schwab Corp.	36,800	633,328
E*TRADE Financial Corp.*	24,700	666,406
Federated Investors, Inc. "B"	3,100	121,055
Franklin Resources, Inc.	5,400	508,896
Janus Capital Group, Inc.	7,700	178,409
Lehman Brothers Holdings, Inc.	9,600	1,387,488
Mellon Financial Corp.	14,800	526,880
Merrill Lynch & Co., Inc.	32,800	2,583,328
Morgan Stanley	38,400	2,412,288
State Street Corp.	11,900	719,117
T. Rowe Price Group, Inc.	4,700	367,587
The Goldman Sachs Group, Inc.	15,600	2,448,576
		14,544,606
Consumer Finance 0.4%
American Express Co.	44,100	2,317,455
Capital One Financial Corp.	600	48,312
SLM Corp.	14,900	773,906
		3,139,673
Diversified Financial Services 2.7%
CIT Group, Inc.	7,100	379,992
Citigroup, Inc.	178,200	8,416,386
Countrywide Financial Corp.	21,600	792,720
Fannie Mae	34,500	1,773,300
Freddie Mac	24,700	1,506,700
JPMorgan Chase & Co.	124,400	5,180,016
MGIC Investment Corp.	3,100	206,553
Moody's Corp.	8,600	614,556
Washington Mutual, Inc.	35,354	1,506,788
		20,377,011
Insurance 2.5%
ACE Ltd.	11,500	598,115
AFLAC, Inc.	17,800	803,314
Allstate Corp.	23,000	1,198,530
Ambac Financial Group, Inc.	3,800	302,480
American International Group, Inc.	92,700	6,126,543
Aon Corp.	11,500	477,365
Chubb Corp.	7,100	677,624
Cincinnati Financial Corp.	6,205	261,044
Genworth Financial, Inc. "A"	13,500	451,305
Hartford Financial Services Group, Inc.	300	24,165
Jefferson-Pilot Corp.	4,800	268,512
Lincoln National Corp.	6,200	338,458
Loews Corp.	4,800	485,760
Marsh & McLennan Companies, Inc.	19,500	572,520
MBIA, Inc.	4,700	282,611
MetLife, Inc.	27,100	1,310,827
Principal Financial Group, Inc.	10,000	488,000
Progressive Corp.	7,000	729,820
Prudential Financial, Inc.	17,600	1,334,256
Safeco Corp.	4,400	220,924
The St. Paul Travelers Companies, Inc.	24,800	1,036,392
Torchmark Corp.	3,700	211,270
UnumProvident Corp.	10,700	219,136
XL Capital Ltd. "A"	6,200	397,482
		18,816,453
Real Estate 0.4%
Apartment Investment & Management Co. "A" (REIT)	3,400	159,460
Archstone-Smith Trust (REIT)	7,600	370,652
Equity Office Properties Trust (REIT)	14,500	486,910
Equity Residential (REIT)	10,400	486,616
Plum Creek Timber Co., Inc. (REIT)	6,600	243,738
ProLogis (REIT)	8,700	465,450
Public Storage, Inc. (REIT)	2,900	235,567
Simon Property Group, Inc. (REIT)	6,600	555,324
Vornado Realty Trust (REIT)	4,300	412,800
		3,416,517
Health Care 7.2%
Biotechnology 0.8%
Amgen, Inc.*	41,700	3,033,675
Applera Corp. - Applied Biosystems Group	6,600	179,124
Biogen Idec, Inc.*	12,300	579,330
Chiron Corp.*	3,900	178,659
Genzyme Corp.*	9,300	625,146
Gilead Sciences, Inc.*	16,500	1,026,630
MedImmune, Inc.*	18,400	673,072
		6,295,636
Health Care Equipment & Supplies 1.1%
Bausch & Lomb, Inc.	1,900	121,030
Baxter International, Inc.	23,200	900,392
Becton, Dickinson & Co.	8,900	548,062
Boston Scientific Corp.*	31,900	735,295
C.R. Bard, Inc.	3,700	250,897
Fisher Scientific International, Inc.*	8,064	548,755
Guidant Corp.	12,100	944,526
Hospira, Inc.*	5,700	224,922
Medtronic, Inc.	31,000	1,573,250
Millipore Corp.*	1,900	138,814
PerkinElmer, Inc.	4,700	110,309
St. Jude Medical, Inc.*	21,000	861,000
Stryker Corp.	10,400	461,136
Thermo Electron Corp.*	5,800	215,122
Waters Corp.*	3,800	163,970
Zimmer Holdings, Inc.*	8,900	601,640
		8,399,120
Health Care Providers & Services 1.7%
Aetna, Inc.	20,200	992,628
AmerisourceBergen Corp.	7,500	362,025
Cardinal Health, Inc.	15,100	1,125,252
Caremark Rx, Inc.*	16,000	786,880
CIGNA Corp.	4,300	561,666
Coventry Health Care, Inc.*	10,300	555,994
Express Scripts, Inc.*	5,200	457,080
HCA, Inc.	14,600	668,534
Health Management Associates, Inc. "A"	8,600	185,502
Humana, Inc.*	5,900	310,635
IMS Health, Inc.	16,900	435,682
Laboratory Corp. of America Holdings*	4,500	263,160
Manor Care, Inc.	2,900	128,615
Medco Health Solutions, Inc.*	10,900	623,698
Patterson Companies, Inc.*	5,000	176,000
Quest Diagnostics, Inc.	5,800	297,540
Tenet Healthcare Corp.*	16,800	123,984
UnitedHealth Group, Inc.	48,400	2,703,624
WellPoint, Inc.*	23,600	1,827,348
		12,585,847
Pharmaceuticals 3.6%
Abbott Laboratories	55,000	2,335,850
Allergan, Inc.	5,400	585,900
Barr Pharmaceuticals, Inc.*	3,800	239,324
Bristol-Myers Squibb Co.	70,000	1,722,700
Eli Lilly & Co.	40,300	2,228,590
Forest Laboratories, Inc.*	11,600	517,708
Johnson & Johnson	106,200	6,289,164
King Pharmaceuticals, Inc.*	8,700	150,075
Merck & Co., Inc.	78,000	2,747,940
Mylan Laboratories, Inc.	18,300	428,220
Pfizer, Inc.	262,700	6,546,484
Schering-Plough Corp.	52,900	1,004,571
Watson Pharmaceuticals, Inc.*	12,400	356,376
Wyeth	48,000	2,328,960
		27,481,862
Industrials 6.0%
Aerospace & Defense 1.2%
Boeing Co.	28,600	2,228,798
General Dynamics Corp.	14,300	914,914
Goodrich Corp.	4,400	191,884
Honeywell International, Inc.	29,600	1,265,992
L-3 Communications Holdings, Inc.	4,300	368,897
Lockheed Martin Corp.	4,500	338,085
Northrop Grumman Corp.	12,500	853,625
Raytheon Co.	15,900	728,856
United Technologies Corp.	36,300	2,104,311
		8,995,362
Air Freight & Logistics 0.6%
FedEx Corp.	10,800	1,219,752
Ryder System, Inc.	7,700	344,806
United Parcel Service, Inc. "B"	39,000	3,095,820
		4,660,378
Airlines 0.1%
Southwest Airlines Co.	25,200	453,348
Building Products 0.1%
American Standard Companies, Inc.	6,300	270,018
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	7,900	96,696
Avery Dennison Corp.	3,900	228,072
Cendant Corp.	36,100	626,335
Cintas Corp.	5,000	213,100
Equifax, Inc.	4,600	171,304
Monster Worldwide, Inc.*	4,500	224,370
Pitney Bowes, Inc.	8,100	347,733
R.R. Donnelley & Sons Co.	7,700	251,944
Robert Half International, Inc.	6,100	235,582
Waste Management, Inc.	19,700	695,410
		3,090,546
Electrical Equipment 0.2%
American Power Conversion Corp.	6,100	140,971
Cooper Industries Ltd. "A"	3,300	286,770
Emerson Electric Co.	14,600	1,220,998
		1,648,739
Industrial Conglomerates 2.2%
3M Co.	26,900	2,036,061
General Electric Co.	372,200	12,945,116
Tyco International Ltd.	72,000	1,935,360
		16,916,537
Machinery 0.8%
Caterpillar, Inc.	23,900	1,716,259
Cummins, Inc.	1,700	178,670
Danaher Corp.	8,400	533,820
Deere & Co.	500	39,525
Dover Corp.	7,300	354,488
Eaton Corp.	5,300	386,741
Illinois Tool Works, Inc.	7,300	703,063
Ingersoll-Rand Co., Ltd. "A"	11,700	488,943
ITT Industries, Inc.	8,500	477,870
Navistar International Corp.*	11,000	303,380
PACCAR, Inc.	6,100	429,928
Pall Corp.	4,500	140,355
Parker Hannifin Corp.	4,300	346,623
		6,099,665
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	13,300	1,108,289
CSX Corp.	7,800	466,440
Norfolk Southern Corp.	14,700	794,829
Union Pacific Corp.	9,500	886,825
		3,256,383
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	2,700	203,445
Information Technology 9.1%
Communications Equipment 1.8%
ADC Telecommunications, Inc.*	4,214	107,836
Andrew Corp.*	5,700	69,996
Avaya, Inc.*	35,900	405,670
Ciena Corp.*	68,800	358,448
Cisco Systems, Inc.*	219,600	4,758,732
Comverse Technologies, Inc.*	7,200	169,416
Corning, Inc.*	67,300	1,811,043
JDS Uniphase Corp.*	59,900	249,783
Lucent Technologies, Inc.*	159,600	486,780
Motorola, Inc.	89,300	2,045,863
QUALCOMM, Inc.	59,100	2,991,051
Tellabs, Inc.*	16,000	254,400
		13,709,018
Computers & Peripherals 2.1%
Apple Computer, Inc.*	30,400	1,906,688
Dell, Inc.*	84,000	2,499,840
EMC Corp.*	84,900	1,157,187
Gateway, Inc.*	9,500	20,805
Hewlett-Packard Co.	101,000	3,322,900
International Business Machines Corp.	55,900	4,610,073
Lexmark International, Inc. "A"*	9,300	422,034
NCR Corp.*	12,800	534,912
Network Appliance, Inc.*	13,300	479,199
QLogic Corp.*	18,900	365,715
Sun Microsystems, Inc.*	123,600	634,068
		15,953,421
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	15,300	574,515
Jabil Circuit, Inc.*	12,100	518,606
Molex, Inc.	5,200	172,640
Sanmina-SCI Corp.*	19,000	77,900
Solectron Corp.*	32,700	130,800
Symbol Technologies, Inc.	9,100	96,369
Tektronix, Inc.	2,900	103,559
		1,674,389
Internet Software & Services 0.5%
eBay, Inc.*	41,200	1,609,272
VeriSign, Inc.*	23,000	551,770
Yahoo!, Inc.*	45,100	1,454,926
		3,615,968
IT Consulting & Services 0.6%
Affiliated Computer Services, Inc. "A"*	8,400	501,144
Automatic Data Processing, Inc.	20,700	945,576
Computer Sciences Corp.*	6,600	366,630
Convergys Corp.*	23,800	433,398
Electronic Data Systems Corp.	18,300	490,989
First Data Corp.	27,400	1,282,868
Fiserv, Inc.*	6,600	280,830
Paychex, Inc.	11,900	495,754
Sabre Holdings Corp.	4,700	110,591
Unisys Corp.*	12,300	84,747
		4,992,527
Office Electronics 0.1%
Xerox Corp.*	33,300	506,160
Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc.*	26,600	882,056
Altera Corp.*	28,800	594,432
Analog Devices, Inc.	13,000	497,770
Applied Materials, Inc.	56,700	992,817
Applied Micro Circuits Corp.*	10,500	42,735
Broadcom Corp. "A"*	21,550	930,098
Freescale Semiconductor, Inc. "B"*	14,612	405,775
Intel Corp.	210,000	4,063,500
KLA-Tencor Corp.	7,100	343,427
Linear Technology Corp.	11,000	385,880
LSI Logic Corp.*	36,700	424,252
Maxim Integrated Products, Inc.	11,400	423,510
Micron Technology, Inc.*	39,100	575,552
National Semiconductor Corp.	12,100	336,864
Novellus Systems, Inc.*	14,900	357,600
NVIDIA Corp.*	6,100	349,286
PMC-Sierra, Inc.*	26,900	330,601
Teradyne, Inc.*	7,100	110,121
Texas Instruments, Inc.	57,100	1,854,037
Xilinx, Inc.	12,300	313,158
		14,213,471
Software 1.9%
Adobe Systems, Inc.*	21,400	747,288
Autodesk, Inc.*	8,200	315,864
BMC Software, Inc.*	7,700	166,782
CA, Inc.	16,300	443,523
Citrix Systems, Inc.*	6,400	242,560
Compuware Corp.*	13,700	107,271
Electronic Arts, Inc.*	15,600	853,632
Intuit, Inc.*	6,300	335,097
Microsoft Corp.	294,000	7,999,740
Novell, Inc.*	13,900	106,752
Oracle Corp.*	134,500	1,841,305
Parametric Technology Corp.*	4,020	65,647
Symantec Corp.*	52,960	891,317
		14,116,778
Materials 1.5%
Chemicals 0.9%
Air Products & Chemicals, Inc.	8,000	537,520
Dow Chemical Co.	34,600	1,404,760
E.I. du Pont de Nemours & Co.	32,900	1,388,709
Eastman Chemical Co.	7,900	404,322
Ecolab, Inc.	6,600	252,120
Engelhard Corp.	4,400	174,284
Hercules, Inc.*	4,000	55,200
International Flavors & Fragrances, Inc.	2,900	99,528
Monsanto Co.	9,600	813,600
PPG Industries, Inc.	5,900	373,824
Praxair, Inc.	11,600	639,740
Rohm & Haas Co.	5,200	254,124
Sigma-Aldrich Corp.	2,400	157,896
Tronox, Inc. "B"*	1,354	22,998
		6,578,625
Construction Materials 0.0%
Vulcan Materials Co.	3,600	311,976
Containers & Packaging 0.1%
Ball Corp.	3,700	162,171
Pactiv Corp.*	5,100	125,154
Sealed Air Corp.	2,900	167,823
		455,148
Metals & Mining 0.3%
Alcoa, Inc.	31,100	950,416
Freeport-McMoRan Copper & Gold, Inc. "B"	6,600	394,482
Newmont Mining Corp.	16,000	830,240
Nucor Corp.	5,500	576,345
		2,751,483
Paper & Forest Products 0.2%
International Paper Co.	17,600	608,432
Louisiana-Pacific Corp.	3,800	103,360
MeadWestvaco Corp.	6,500	177,515
Weyerhaeuser Co.	8,600	622,898
		1,512,205
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	138,504	3,745,148
BellSouth Corp.	64,200	2,224,530
CenturyTel, Inc.	4,700	183,864
Citizens Communications Co.	11,700	155,259
Qwest Communications International, Inc.*	55,400	376,720
Verizon Communications, Inc.	104,500	3,559,270
		10,244,791
Wireless Telecommunication Services 0.5%
ALLTEL Corp.	13,900	900,025
Sprint Nextel Corp.	105,975	2,738,394
		3,638,419
Utilities 1.8%
Electric Utilities 0.8%
Allegheny Energy, Inc.*	5,800	196,330
American Electric Power Co., Inc.	14,000	476,280
Cinergy Corp.	7,200	326,952
Edison International	11,600	477,688
Entergy Corp.	7,400	510,156
Exelon Corp.	23,800	1,259,020
FirstEnergy Corp.	11,800	577,020
FPL Group, Inc.	14,400	578,016
Pinnacle West Capital Corp.	3,600	140,760
PPL Corp.	13,600	399,840
Progress Energy, Inc.	9,000	395,820
Southern Co.	26,500	868,405
		6,206,287
Gas Utilities 0.1%
Nicor, Inc.	7,800	308,568
Peoples Energy Corp.	1,400	49,896
		358,464
Independent Power Producers & Energy Traders 0.3%
AES Corp.*	23,500	400,910
Constellation Energy Group	6,300	344,673
Duke Energy Corp.	33,200	967,780
Dynegy, Inc. "A"*	10,700	51,360
TXU Corp.	16,500	738,540
		2,503,263
Multi-Utilities 0.6%
Ameren Corp.	7,300	363,686
CenterPoint Energy, Inc.	11,200	133,616
CMS Energy Corp.*	27,100	350,945
Consolidated Edison, Inc.	8,800	382,800
Dominion Resources, Inc.	12,400	855,972
DTE Energy Co.	6,300	252,567
KeySpan Corp.	6,200	253,394
NiSource, Inc.	9,800	198,156
PG&E Corp.	12,300	478,470
Public Service Enterprise Group, Inc.	8,900	569,956
Sempra Energy	9,200	427,432
TECO Energy, Inc.	7,500	120,900
Xcel Energy, Inc.	14,400	261,360
		4,649,254
Total Common Stocks (Cost $356,612,966)		416,013,306
	Principal Amount ($)	Value ($)

Corporate Bonds 4.3%
Consumer Discretionary 0.9%
Auburn Hills Trust, 12.375%, 5/1/2020	168,000	244,101
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	87,000	109,750
Comcast Corp., 6.45%, 3/15/2037	589,000	566,737
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	195,000	209,507
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	978,000	964,295
Series E, 5.21%**, 10/31/2008 (a)	513,000	514,952
Harrah's Operating Co., Inc.:
5.625%, 6/1/2015	1,133,000	1,085,611
5.75%, 10/1/2017	298,000	282,176
News America, Inc., 144A, 6.4%, 12/15/2035	199,000	190,271
TCI Communications, Inc., 8.75%, 8/1/2015	1,529,000	1,789,074
Time Warner, Inc., 7.625%, 4/15/2031	814,000	886,725
		6,843,199
Energy 0.2%
Chesapeake Energy Corp., 6.375%, 6/15/2015	285,000	280,369
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (a)	457,000	424,010
7.5%, 2/1/2011	535,000	571,101
		1,275,480
Financials 1.9%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,074,455
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	860,000	801,970
Series H, 4.625%, 9/1/2010	1,305,000	1,256,984
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,272,000	1,243,481
Duke Capital LLC, 4.302%, 5/18/2006	1,357,000	1,356,172
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,180,000	1,292,617
ERP Operating LP, 6.95%, 3/2/2011	94,000	99,359
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	754,962
Ford Motor Credit Co., 6.5%, 1/25/2007	856,000	852,723
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	682,000	725,424
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	335,000	351,288
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	665,000	630,885
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	322,000	304,200
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	287,776
Verizon Global Funding Corp., 7.75%, 12/1/2030	863,000	953,398
Wachovia Bank NA, 5.6%, 3/15/2016	860,000	851,587
		14,837,281
Industrials 0.3%
D.R. Horton, Inc., 5.375%, 6/15/2012 (a)	1,104,000	1,049,140
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	495,000	453,516
Pulte Homes, Inc., 7.875%, 8/1/2011	726,000	784,286
Standard Pacific Corp., 6.5%, 8/15/2010	200,000	191,000
		2,477,942
Materials 0.1%
Georgia-Pacific Corp., 8.875%, 5/15/2031	448,000	481,600
Newmont Mining Corp., 5.875%, 4/1/2035	504,000	471,185
		952,785
Telecommunication Services 0.1%
Anixter International, Inc., 5.95%, 3/1/2015	246,000	228,276
Verizon New England, Inc., 6.5%, 9/15/2011 (a)	188,000	190,858
		419,134
Utilities 0.8%
Entergy Louisiana LLC, 6.3%, 9/1/2035	250,000	238,932
Nevada Power Co., 144A, 6.65%, 4/1/2036	660,000	656,423
Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/2011	1,557,000	1,612,781
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,785,861
TXU Energy Co., 7.0%, 3/15/2013	515,000	536,407
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	919,198
		5,749,602
Total Corporate Bonds (Cost $33,281,217)		32,555,423

Foreign Bonds — US$ Denominated 1.8%
Energy 0.4%
TXU Electricity Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,216,688
Financials 0.1%
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	900,000	958,500
Industrials 0.7%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	2,690,000	3,006,506
Tyco International Group SA:
6.75%, 2/15/2011	1,784,000	1,855,497
6.875%, 1/15/2029	82,000	85,618
7.0%, 6/15/2028	248,000	260,929
		5,208,550
Materials 0.2%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,042,000	1,001,524
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	474,692
		1,476,216
Telecommunication Services 0.4%
British Telecommunications PLC, 8.875%, 12/15/2030	862,000	1,102,740
Telecom Italia Capital:
4.95%, 9/30/2014	385,000	354,277
5.25%, 11/15/2013	1,115,000	1,056,469
		2,513,486
Total Foreign Bonds — US$ Denominated (Cost $12,808,437)		13,373,440

Asset Backed 2.0%
Automobile Receivables 0.1%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	225,745	225,449
"A4", Series 2002-2, 4.3%, 3/15/2010	452,100	450,859
"B", Series 2002-1, 5.37%, 1/15/2010	314,460	313,511
		989,819
Home Equity Loans 1.9%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,105,983	1,117,982
Aegis Asset Backed Securities Trust, "N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	876,654	865,745
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	1,034,298	1,030,402
Centex Home Equity, "AF6", Series 2004-D, 4.67%, 9/25/2034	1,260,000	1,215,461
First Franklin Mortgage Loan NIM:
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	363,981	363,307
"A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	483,742	480,351
JPMorgan Mortgage Acquisition Corp., "A2F1", Series 2005-FRE1, 5.375%, 10/25/2035	979,212	974,615
Master ABS NIM Trust, "N1", Series 2005-CI8A, 144A, 4.702%, 2/26/2035	568,507	567,333
Meritage Asset Holdings NIM, "N1", Series 2005-1, 144A, 4.581%, 5/25/2035	547,640	542,643
Merrill Lynch Mortgage Investors, Inc.:
"N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	588,182	585,006
"A1A", Series 2005-NCB, 5.451%, 7/25/2036	995,794	991,876
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	431,009	429,108
Ownit Mortgage Loan Asset-Backed Certificates, "AF1", Series 2006-1, 5.424%, 12/25/2036	1,304,362	1,297,198
Renaissance Home Equity Loan Trust, "AF2", Series 2005-3, 4.723%, 11/25/2035	1,925,000	1,897,713
Residential Asset Mortgage Products, Inc., "AI3", Series 2004-RS6, 4.54%, 8/25/2028	2,040,000	2,029,022
		14,387,762
Total Asset Backed (Cost $15,539,004)		15,377,581
	Principal Amount ($)	Value ($)

US Government Agency Sponsored Pass-Throughs 2.9%
Federal Home Loan Mortgage Corp.:
5.5%, 10/1/2023	1,201,164	1,184,131
6.0%, with various maturities from 12/1/2025 until 10/1/2033	1,912,805	1,920,807
6.5%, 1/1/2035	1,113,445	1,137,433
Federal National Mortgage Association:
4.5%, 10/1/2033 (b)	2,065,920	1,914,727
5.5%, with various maturities from 11/1/2024 until 2/1/2025	2,928,035	2,884,316
6.0%, with various maturities from 1/1/2024 until 6/1/2035	4,776,997	4,791,485
6.26%, 6/1/2009	1,786,431	1,815,345
6.5%, with various maturities from 5/1/2023 until 3/1/2036	4,835,713	4,942,805
7.13%, 1/1/2012	1,105,184	1,108,705
9.0%, 11/1/2030	70,616	77,218
Total US Government Agency Sponsored Pass-Throughs (Cost $22,172,191)		21,776,972

Commercial and Non-Agency Mortgage-Backed Securities 10.8%
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	2,060,000	1,992,371
Banc of America Mortgage Securities, "1A11", Series 2003-2, 5.5%, 4/25/2033	1,265,000	1,253,115
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%**, 8/25/2035	980,000	945,958
"A1", Series 2006-1, 4.625%**, 2/25/2036	3,350,652	3,264,791
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.281%**, 12/25/2035	1,297,599	1,275,657
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	864,722	861,488
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,130,482	1,114,898
Citigroup Mortgage Loan Trust, Inc.: "1A2", Series 2006-AR2, 5.57%, 3/25/2036	1,990,000	1,980,672
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,541,904	1,572,261
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,225,995	1,211,479
"2A1", Series 2005-J6, 5.5%, 7/25/2025	1,784,319	1,744,399
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,229,728	1,208,534
"1A1", Series 2004-J1, 6.0%, 2/25/2034	320,157	318,426
"A1", Series 2004-35T2, 6.0%, 2/25/2035	882,204	882,504
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.315%**, 3/20/2036	1,315,000	1,291,154
"2A1", Series 2006-HYB1, 5.435%**, 3/20/2036	1,289,954	1,280,172
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2003-GH2, 3.69%, 7/25/2020	334,938	333,362
"A2", Series 2004-J1, 5.25%, 4/25/2034	992,363	981,759
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,995,000	1,988,766
GS Mortgage Securities Corp. II:
"A4", Series 2005-GG4, 4.761%, 7/10/2039	2,115,000	1,993,331
"AJ", Series 2005-GG4, 4.782%, 7/10/2039	2,602,000	2,436,180
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2005-LDP5, 5.179%**, 12/15/2044	2,580,000	2,520,567
JPMorgan Mortgage Trust:
"2A1", Series 2005-A8, 4.962%**, 11/25/2035	1,161,938	1,148,851
"2A4", Series 2006-A2, 5.773%, 4/25/2036	2,000,000	2,006,094
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030	1,345,000	1,317,726
"A4", Series 2005-C5, 4.954%, 9/15/2030	2,080,000	1,991,588
"A4", Series 2005-C7, 5.197%, 11/15/2030	2,110,000	2,053,003
Master Adjustable Rate Mortgages Trust:
"B1", Series 2004-13, 3.814%**, 12/21/2034	1,395,059	1,333,242
"5A1", Series 2004-6, 4.727%**, 7/25/2034	1,068,019	1,048,379
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	170,583	170,702
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	740,643	717,730
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,173,235	1,134,739
Merrill Lynch Mortgage Trust, "D", Series 2005-CKI1, 5.245%**, 11/12/2037	805,000	774,405
Morgan Stanley Capital I, "C", Series 1997-ALIC, 6.84%, 1/15/2028	127,456	127,184
Mortgage Capital Funding, Inc.:
"A2", Series 1998-MC3, 6.337%, 11/18/2031	1,239,541	1,257,368
"E", Series 1997-MC2, 7.214%, 11/20/2027	1,925,000	1,967,320
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	925,362	916,230
"CB", Series 2004-QS2, 5.75%, 2/25/2034	951,409	936,543
"CB1", Series 2002-QS17, 6.0%, 11/25/2032	1,185,577	1,180,019
Structured Adjustable Rate Mortgage Loan:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,190,000	1,162,854
"5A1", Series 2005-18, 5.594%**, 9/25/2035	1,242,055	1,233,534
"2A1", Series 2006-1, 5.663%**, 2/25/2036	722,424	715,990
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	430,738	408,259
Wachovia Bank Commercial Mortgage Trust, "E", Series 2005-C20, 144A, 5.224%**, 7/15/2042	1,370,000	1,309,995
Washington Mutual:
"A6", Series 2004-AR4, 3.804%**, 6/25/2034	1,410,000	1,342,206
"A6", Series 2004-AR5, 3.85%**, 6/25/2034	1,475,000	1,409,555
"A6", Series 2003-AR11, 3.985%, 10/25/2033	1,315,000	1,270,611
"A6", Series 2003-AR10, 4.065%**, 10/25/2033	2,130,000	2,066,720
"1A6", Series 2005-AR12, 4.843%**, 10/25/2035	2,745,000	2,666,646
"1A1", Series 2005-AR14, 5.08%**, 12/25/2035	1,243,587	1,230,561
"1A3", Series 2005-AR14, 5.08%**, 12/25/2035	1,325,000	1,307,538
"1A3", Series 2005-AR16, 5.123%**, 12/25/2035	1,305,000	1,270,340
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%**, 6/25/2035	315,000	299,507
"A6", Series 2004-N, 4.0%, 8/25/2034	2,060,000	1,981,365
"2A14", Series 2005-AR10, 4.11%**, 6/25/2035	2,010,000	1,941,108
"4A2", Series 2005-AR16, 4.994%**, 10/25/2035	2,080,000	2,028,682
"4A4", Series 2005-AR16, 4.994%**, 10/25/2035	1,082,973	1,073,440
"2A5", Series 2006-AR2, 5.095%, 3/25/2036	4,652,457	4,579,762
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $83,178,393)		81,831,640

Collateralized Mortgage Obligations 6.0%
Fannie Mae Whole Loan:
"1A3", Series 2003-W18, 4.732%, 8/25/2043	188,552	187,818
"1A3", Series 2003-W19, 4.783%, 11/25/2033	188,598	187,680
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,875,000	1,850,101
"A23", Series 2004-W10, 5.0%, 8/25/2034	2,055,000	2,043,959
Federal Home Loan Mortgage Corp.:
"TG", Series 2690, 4.5%, 4/15/2032	1,220,000	1,133,638
"PG", Series 2700, 4.5%, 5/15/2032	1,380,000	1,281,554
"LC", Series 2682, 4.5%, 7/15/2032	900,000	836,645
"PE", Series 2727, 4.5%, 7/15/2032	2,080,000	1,927,752
"PC", Series 3026, 4.5%, 1/15/2034	635,000	579,686
"MD", Series 3057, 4.5%, 8/15/2034	800,000	731,679
"HG", Series 2543, 4.75%, 9/15/2028	644,730	638,310
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,232,663
"JD", Series 2778, 5.0%, 12/15/2032	4,015,000	3,814,977
"EG", Series 2836, 5.0%, 12/15/2032	2,685,000	2,551,055
"PD", Series 2844, 5.0%, 12/15/2032	1,300,000	1,235,152
"PD", Series 2783, 5.0%, 1/15/2033	1,385,000	1,317,907
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	1,977,212
"BG", Series 2869, 5.0%, 7/15/2033	315,000	298,630
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	1,969,634
"KD", Series 2915, 5.0%, 9/15/2033	1,460,000	1,380,309
"ND", Series 3036, 5.0%, 5/15/2034	1,290,000	1,216,968
"QD", Series 3113, 5.0%, 6/15/2034	1,390,000	1,309,084
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,493,688
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,731,861
"YA", Series 2841, 5.5%, 7/15/2027	1,805,128	1,803,321
"GE", Series 2809, 6.0%, 5/15/2030	1,345,000	1,350,124
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	1,309,000	1,207,458
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,323,407
"PE", Series 2005-44, 5.0%, 7/25/2033	595,000	560,888
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,217,551
"VD", Series 2002-56, 6.0%, 4/25/2020	21,191	21,198
"A2", Series 1998-M1, 6.25%, 1/25/2008	826,565	832,218
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,304,000	1,232,357
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,843,428
Total Collateralized Mortgage Obligations (Cost $46,372,452)		45,319,912

Municipal Bonds and Notes 2.4%
California, Urban Industrial Development Agency, Tax Allocation Civic Recreation, Series 1A, 4.5%, 5/1/2010 (b)	2,550,000	2,462,000
Delaware River, DE, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (b)	930,000	943,838
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (b)	880,000	869,915
Illinois, State General Obligation, 4.95%, 6/1/2023	1,670,000	1,574,159
Lansing, MI, Water & Sewer Revenue, Board Water & Light Supply Steam, Series B, 7.3%, 7/1/2006 (b)	3,155,000	3,173,457
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 3.9%, 7/1/2010 (b)	950,000	897,845
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,308,211
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,985,000	2,071,705
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project:
Series A, 2.5%, 10/1/2007 (b)	3,130,000	3,010,371
Series A, 3.8%, 10/1/2011 (b)	1,105,000	1,028,313
Total Municipal Bonds and Notes (Cost $18,651,302)		18,339,814

US Treasury Obligations 4.9%
US Treasury Bills:
4.23%***, 4/6/2006 (c)	5,000	4,997
4.24%***, 4/20/2006 (c)	6,965,000	6,949,414
4.287%***, 4/6/2006 (c)	35,000	34,979
4.353%***, 4/6/2006 (c)	15,000	14,991
4.36%***, 4/6/2006 (c)	15,000	14,991
US Treasury Bonds:
6.0%, 2/15/2026 (a)	9,162,000	10,222,785
7.25%, 5/15/2016 (a)	2,929,000	3,463,999
US Treasury Notes:
2.875%, 11/30/2006	1,366,000	1,348,391
4.5%, 11/15/2010 (a)	14,964,000	14,762,914
5.0%, 8/15/2011 (a)	272,000	274,391
Total US Treasury Obligations (Cost $37,569,055)		37,091,852
	Shares	Value ($)

Preferred Stocks 0.5%
Arch Capital Group Ltd., 8.0%	5,809	149,401
Axis Capital Holdings Ltd., Series B, 7.5%	2,021	203,805
Dresdner Funding Trust I, 144A, 8.151% (a)	560,000	653,336
Farm Credit Bank of Texas, Series 1, 7.561%	116,000	124,213
MUFG Capital Finance 1 Ltd., 6.346%	1,670,000	1,643,343
Washington Mutual Preferred Funding Cayman, Series A-1, 144A, 7.25% (a)	400,000	390,724
ZFS Finance USA Trust II 144A, 6.45%	500,000	481,114
Total Preferred Stocks (Cost $3,722,221)		3,645,936

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 4.73%(d) (e) (Cost $33,805,331)	33,805,331	33,805,331

Cash Equivalents 6.4%
Cash Management QP Trust, 4.64%(f) (Cost $48,741,428)	48,741,428	48,741,428
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $712,453,997)+	101.4	767,872,635
Other Assets and Liabilities, Net	(1.4)	(10,615,311)
Net Assets	100.0	757,257,324

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $727,758,576. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $40,114,059. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,647,671 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,533,612.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $25,333,896 which is 3.3% of net assets.

(b) Bond is insured by one of these companies.

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.1
FSA	Financial Security Assurance, Inc.	0.1
MBIA	Municipal Bond Insurance Association	1.4
XLCA	XL Capital Assurance	0.3

(c) At March 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japan Government Bond	6/9/2006	33	37,758,732	37,418,692	(340,040)
10 Year Republic of Germany Bond	6/8/2006	147	21,108,297	20,872,883	(235,414)
CAC40 Index	4/21/2006	695	43,113,737	43,947,842	834,105
DAX Index	6/16/2006	36	6,434,500	6,545,623	111,123
EOE Dutch Stock Index	4/21/2006	114	12,729,633	12,947,497	217,864
S&P 500 Index	6/15/2006	1	324,380	325,825	1,445
Total net unrealized appreciation					589,083

At March 31, 2006, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	6/21/2006	623	67,316,333	66,281,359	1,034,974
S&P 500 Index	6/15/2006	26	8,405,039	8,471,450	(66,411)
Total net unrealized appreciation					968,563

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006
Assets
Investments: Investments in securities, at value (cost $629,907,238) — including $25,333,896 of securities loaned	$ 685,325,876
Investment in Daily Assets Fund Institutional (cost $33,805,331)*	33,805,331
Investment in Cash Management QP Trust (cost $48,741,428)	48,741,428
Total investments in securities, at value (cost $712,453,997)	767,872,635
Cash	176,107
Foreign currency, at value (cost $23,090,749)	22,978,672
Receivable for investments sold	58,496,241
Dividends receivable	481,354
Interest receivable	2,370,977
Receivable for Fund shares sold	183,531
Receivable for daily variation margin on open futures contracts	333,663
Unrealized appreciation on forward foreign currency exchange contracts	43,912
Other assets	54,160
Total assets	852,991,252
Liabilities
Payable upon return of securities loaned	33,805,331
Payable for investments purchased	60,382,829
Payable for Fund shares redeemed	612,109
Unrealized depreciation on forward foreign currency exchange contracts	472,889
Accrued management fee	282,919
Other accrued expenses and payables	177,851
Total liabilities	95,733,928
Net assets, at value	$ 757,257,324

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of March 31, 2006 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	591,995
Net unrealized appreciation (depreciation) on: Investments	55,418,638
Futures	1,557,646
Foreign currency related transactions	(541,054)
Accumulated net realized gain (loss)	(14,095,785)
Paid-in capital	714,325,884
Net assets, at value	$ 757,257,324
Net Asset Value
Investment Class Net Asset Value and redemption price(a) per share ($31,363,841 ÷ 2,774,854 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.30
Institutional Class Net Asset Value and redemption price(a) per share ($725,893,483 ÷ 61,822,896 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.74

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the year ended March 31, 2006
Investment Income
Income: Dividends	$ 7,578,772
Interest	12,833,123
Interest — Cash Management QP Trust	1,820,463
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	39,238
Total Income	22,271,596
Expenses: Investment advisory fee	4,952,295
Administrative fee	1,889,850
Auditing	83,204
Legal	32,749
Trustees' fees and expenses	33,691
Reports to shareholders	35,662
Registration fees	30,900
Other	77,801
Total expenses before expense reductions	7,136,152
Expense reductions	(2,769,636)
Total expenses after expense reductions	4,366,516
Net investment income	17,905,080
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,204,454
Futures	13,161,648
Foreign currency related transactions	(432,164)
46,933,938
Net unrealized appreciation (depreciation) during the period on: Investments	1,344,114
Futures	1,280,323
Foreign currency related transactions	(376,349)
2,248,088
Net gain (loss) on investment transactions	49,182,026
Net increase (decrease) in net assets resulting from operations	$ 67,087,106
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2006	2005[a]
Operations: Net investment income	$ 17,905,080	$ 17,712,090
Net realized gain (loss) on investment transactions	46,933,938	32,987,413
Net unrealized appreciation (depreciation) during the period on investment transactions	2,248,088	(10,846,722)
Net increase (decrease) in net assets resulting from operations	67,087,106	39,852,781
Distributions to shareholders from: Net investment income Investment Class	(837,033)	(1,740,310)
Institutional Class	(19,064,819)	(24,628,733)
Fund share transactions: Proceeds from shares sold	57,831,771	91,324,510
Reinvestment of distributions	19,896,122	26,364,356
Cost of shares redeemed	(142,822,716)	(127,175,929)
Redemption fees	97,772	58
Net increase (decrease) in net assets from Fund share transactions	(64,997,051)	(9,487,005)
Increase (decrease) in net assets	(17,811,797)	3,996,733
Net assets at beginning of period	775,069,121	771,072,388
Net assets at end of period (including undistributed net investment income of $591,995 and $4,215,503, respectively)	$ 757,257,324	$ 775,069,121

a On August 20, 2004, the Asset Management Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Long Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

Financial Highlights

Investment Class Years Ended March 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.21	.11
Net realized and unrealized gain (loss) on investment transactions	.70	.30	.93
Total from investment operations	.92	.51	1.04
Less distributions from: Net investment income	(.24)	(.32)	(.36)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[c]	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	56	69
Ratio of expenses before expense reductions (%)	1.41	1.33[d]	1.41d*
Ratio of expenses after expense reductions (%)	1.00	1.00[d]	1.00d*
Ratio of net investment income (loss) (%)	1.92	1.90	1.65*
Portfolio turnover rate (%)	101[f]	106[e,f]	115f**

[a] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio includes expenses allocated from the Asset Management Portfolio.

[e] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 108%, 122% and 124% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 10.84	$ 9.17	$ 10.92	$ 10.98
Income (loss) from investment operations: Net investment income (loss)	.27[a]	.25[a]	.21[a]	.25[a]	.31
Net realized and unrealized gain (loss) on investment transactions	.74	.33	1.94	(1.53)	(.08)
Total from investment operations	1.01	.58	2.15	(1.28)	.23
Less distributions from: Net investment income	(.31)	(.38)	(.48)	(.47)	(.28)
Net realized gain on investment transactions	—	—	—	—	(.01)
Total distributions	(.31)	(.38)	(.48)	(.47)	(.29)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 11.74	$ 11.04	$ 10.84	$ 9.17	$ 10.92
Total Return (%)[b]	9.19	5.42	23.71	(11.88)	2.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	726	719	702	548	438
Ratio of expenses before expense reductions (%)	.91	.83[c]	.91[c]	.93[c]	.91[c]
Ratio of expenses after expense reductions (%)	.55	.55[c]	.55[c]	.55[c]	.55[c]
Ratio of net investment income (loss) (%)	2.37	2.35	2.08	2.61	2.84
Portfolio turnover rate (%)	101[e]	106[d,e]	115[e]	133	90

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio includes expenses allocated from the Asset Management Portfolio.

[d] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 108%, 122% and 124% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (formerly Scudder Lifecycle Long Range Fund) (the "Fund") is a diversified series of DWS Advisor Funds III (formerly Scudder Advisor Funds III) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On June 3, 2004, the Board of Trustees approved dissolving the Lifecycle master-feeder structure, and converted the Fund to a stand-alone fund. On August 20, 2004, the Fund received net assets with a value of $741,748,706, which was equal to the Fund's investment in Asset Management Portfolio, the Lifecycle master. This included net unrealized appreciation (depreciation) of $41,590,486 for Scudder Lifecycle Long Range Fund from Asset Management Portfolio in a tax-free exchange for its beneficial ownership in the Portfolio. Activities prior to this conversion are included in the Financial Statements.

The Fund offers two classes of shares: Investment Class and Institutional Class. Investment Class and Institutional Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class, such as the administrative service fee. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements and were also applied to the portfolio prior to dissolution of the master-feeder structure.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2006, the Fund utilized approximately $27,444,500 of its capital loss carryforwards. At March 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $15,505,500, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($8,330,000), March 31, 2011 ($4,620,000), March 31, 2012 ($2,300,600) and March 31, 2013 ($254,900), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2006, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 158,320
Undistributed net long-term capital gains	$ 17,688,967
Capital loss carryforward**	$ (15,505,500)
Net unrealized appreciation (depreciation) on investments	$ 40,114,059

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Years Ended March 31,
	2006	2005
Distributions from ordinary income*	19,901,852	$ 26,369,043

* For tax purposes short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

** Subject to certain limitations under Section 381-384 of the Internal Revenue Code.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $571,987,225 and $584,077,028, respectively. Purchases and sales of US Treasury obligations aggregated $115,342,923 and $117,983,419, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $46,163,046 and $46,165,673, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both are indirect, wholly owned subsidiaries of Deutsche Bank AG. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the passive equity portion of the Fund's portfolio and is paid by the Advisor for its services.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as a sub-advisor to the core bond and active fixed income portion of the Fund's portfolio and is paid by the Advisor for its services.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective April 1, 2005 through July 31, 2006, the Advisor and Administrator have contractually agreed to waive a portion of their fees and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.00% of average daily net assets for Investment Class and 0.60% for Institutional Class. In addition, for the year ended March 31, 2006, the Advisor and Administrator have voluntarily agreed to waive their fees and reimburse expenses to the extent necessary to maintain the annualized expenses of average daily net assets of the Fund at 0.55% for Institutional Class.

Accordingly, for the year ended March 31, 2006, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $1,366,352 and the amount charged aggregated $3,585,943 which was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.72% for the Fund's Investment Class and 0.22% for the Fund's Institutional Class average net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annual Effective Rate
Investment Class	307,712	97,302	29,724.49%
Institutional Class	1,582,138	1,290,202	56,340.04%
	$ 1,889,850	$ 1,387,504	$ 86,064

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. ICCC compensates DWS-SISC out of the Administrator Service Fee it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM, is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $26,040, of which $8,520 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Exchange Contracts

As of March 31, 2006, the Funds had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	1,588,000	USD	1,166,824	6/21/2006	$ 31,446
JPY	571,272,000	USD	4,920,220	6/21/2006	11,995
GBP	2,058,000	USD	3,579,788	6/21/2006	471
Total unrealized appreciation					$ 43,912
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	10,062,000	USD	12,061,319	6/21/2006	$ (193,277)
USD	32,832,139	CAD	37,929,000	6/21/2006	(279,612)
Total unrealized depreciation					$ (472,889)
Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound JPY Japanese Yen USD US Dollar CAD Canadian Dollar

E. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Fund $15,780, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	691,561	$ 7,548,185	1,169,155	$ 12,048,398
Institutional Class	4,392,889	50,283,586	7,261,514	79,276,112
		$ 57,831,771		$ 91,324,510
Shares issued to shareholders in reinvestment of distributions
Investment Class	75,596	$ 832,597	164,686	$ 1,736,373
Institutional Class	1,660,524	19,063,525	2,248,893	24,627,983
		$ 19,896,122		$ 26,364,356
Shares redeemed
Investment Class	(3,223,149)	$ (35,353,308)	(2,682,373)	$ (27,917,936)
Institutional Class	(9,429,783)	(107,469,408)	(9,117,440)	(99,257,993)
		$ (142,822,716)		$ (127,175,929)
Redemption fees
		$ 97,772		$ 58
Net increase (decrease)
Investment Class	(2,455,992)	$ (26,972,526)	(1,348,532)	$ (14,133,164)
Institutional Class	(3,376,370)	(38,024,525)	392,967	4,646,159
		$ (64,997,051)		$ (9,487,005)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds III and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (formerly Scudder Lifecycle Long Range Fund) (the "Fund") at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $8,337,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $19,457,800 as capital gain dividends for its year ended March 31, 2006, of which 100% represents 15% rate gains.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Lifecycle Long Range Fund (the "Fund") was held on November 18, 2005, at the Offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted on by the shareholders (the resulting votes are presented below).

1. To approve a new Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Aberdeen Asset Management Inc., on behalf of the Fund.

Number of Votes:
For	Against	Abstain
54,697,272.670	2,126.177	2,430,177.097

Investment Management Agreement Approval

The Board of Trustees of the DWS Advisor Funds III approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. ("NTI") for investment advisory services for the DWS Lifecycle Long Range Fund (the "Fund") in September 2005. The factors considered by the Board in connection with its general contract review were set forth in the Fund's Semi-Annual Report to shareholders for the period ending September 30, 2005. On February 4, 2005, the Board approved an amended and restated sub-advisory agreement with NTI in connection with a change to the Fund's US equity strategy. This sub-advisory agreement was approved by shareholders at a meeting held on May 5, 2006.

The Board also approved in September 2005, subject to shareholder approval, a proposed "AAMI Sub-Advisory Agreement" between the Advisor and Aberdeen Asset Management Inc. ("AAMI") for investment advisory services for the Fund. The AAMI Sub-Advisory Agreement was approved by shareholders on November 18, 2005. By way of background, on December 1, 2005, Aberdeen PLC had acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). Aberdeen PLC and its asset management subsidiaries, including AAMI, are known as "Aberdeen". Effective December 2, 2005, following the shareholder approval, AAMI, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC") and a registered investment advisor under the Investment Advisors Act of 1940, as amended, became a sub-advisor to the Fund pursuant to the AAMI Sub-Advisory Agreement with the Advisor.

In approving the terms of the AAMI Sub-Advisory Agreement, the Board considered the following factors, among others:

The London-based and/or Philadelphia-based fixed income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of Aberdeen. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the AAMI Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered the Advisor's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the AAMI Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMI by the Advisor under the AAMI Sub-Advisory Agreement, including how they related to the fees paid to sub-advisors of other similar funds, and concluded that they were fair and reasonable. The Board also considered the portion of the fees retained by the Advisor under the current investment management agreement in light of the services the Advisor would continue to provide and its estimated costs of providing those services and concluded that the fees were fair and reasonable.

The benefits to the Advisor, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Advisor's conflicts of interest in recommending to the Board that they approve the AAMI Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that the Advisor will oversee the management of the Fund's portfolio by AAMI, and will continue to provide the same administrative services.

The Advisor's commitment to pay all costs associated with obtaining shareholder approval of the AAMI Sub-Advisory Agreement.

The factors considered by the Board in connection with its general contract review set forth in the Fund's Semi-Annual Report dated September 30, 2005, were also pertinent to its approval of the AAMI Sub-Advisory Agreement.

Based on all of the foregoing, the Board concluded that the AAMI Sub-Advisory Agreement was in the best interests of Fund shareholders. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the agreement.

Trustees and Officers

The following information is provided for each Trustee and Officer of the fund's Board as of March 31, 2006. The first section of the table lists information for each Trustee who is not an "interested person" of the fund. Information for the Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of his employment with either the fund's advisor and/or underwriter. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The mailing address for the Trustees and Officers with respect to the fund's operations is One South Street, Baltimore, Maryland 21202. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee since 1992 for Scudder Advisor Funds III

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 1999 for Scudder Advisor Funds III	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Director, DWS Global High Income Fund, Inc. (since October 2005, DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002). Formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	51
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Michael Colon[5] 12/9/69 President since April 2006

Managing Director[4] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)

Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004 Treasurer since 2005

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.
Patricia DeFilippis[5] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Elisa D. Metzger[5] 9/15/62 Assistant Secretary since 2005	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.
Scott M. McHugh[6] 9/13/71 Assistant Treasurer since 2005	Director[4], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
John Robbins[5] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).
Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).
A. Thomas Smith[5] 12/14/56 Chief Legal Officer since 2005

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds III of which this fund is a series.

3 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

4 Executive title, not a board directorship

5 Address: 345 Park Avenue, New York, New York 10154

6 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	233371 202	233371 103
Fund Number	812	567

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, March 31, 2006, DWS Advisor Funds III has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS LIFECYCLE LONG RANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$64,850	$0	$0	$0
2005	$63,600	$225	$7,895	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$136,700	$197,605	$0
2005	$490,322	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$30,654	$228,259
2005	$7,895	$0	$236,994	$244,889

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds III

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds III

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006